CENTENNIAL GOVERNMENT TRUST
                    Supplement dated December 1, 1997 to the
                        Prospectus dated October 1, 1997

The Prospectus is changed as follows:

The first two paragraphs in the section entitled "Fees and Expenses" on pages A-1 to A-2 are deleted and replaced with the following paragraphs:

     o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the average annual net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money Market Trust are as follows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.400% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.350% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Furthermore, the Manager guarantees that the total expenses of Money Market Trust in any fiscal year, exclusive of taxes, interest and brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Manager undertakes to pay or refund to Money Market Trust any amount by which such expenses shall exceed, the lesser of (i) 1.5% of the average annual net assets of Money Market Trust up to $30 million and 1% of its average annual net assets in excess of $30 million; or (ii) 25% of total annual investment income of Money Market Trust.

      The annual rates applicable to Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion.

      The annual rates applicable to Tax Exempt Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the

                                                            Continued

Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

December 1, 1997                                              PS0170.002

                           CENTENNIAL GOVERNMENT TRUST
                    Supplement dated December 1, 1997 to the
            Statement of Additional Information dated October 1, 1997

The Statement of Additional Information is changed by deleting the fifth paragraph in the section entitled "Investment Management Services" on pages A-7 and replacing it with the following:

      Independently of the Money Market Trust's Agreement, the Manager voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust during the period from December 1, 1991 through November 21, 1997. For fiscal year ended June 30, 1995, June 30, 1996 and June 30,1997, the reimbursements by the Manager to Money Market Trust were $0, $0 and $4,890,123, respectively. Contemporaneously with the amendment of Money Market Trust's Agreement with the Manager, the Manager withdrew its voluntary waiver on November 21, 1997.


December 1, 1997                                              PX0170.001